UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 6, 2014

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On June 6, 2014, Midway Gold Corp. (the “Company” or “we”) closed a public offering in the United States and Canada on a bought deal basis (the “Offering”) of 30,121,000 of the Company’s common shares (the “Offered Shares”) at a price of $0.83 per Offered Share (the “Offering Price”) for aggregate gross proceeds of $25,000,430. Pursuant to the Company’s Articles and Notice of Articles, the Company may not issue common shares in an equity financing for a per common share price less than $1.85 per common share without the consent of the holders of the Company’s Series A Preferred Shares (the “Series A Preferred Shareholders”).

On May 14, 2014, we obtained the consent (the “Consent”) of the Series A Preferred Shareholders with respect to the issuance of the Offered Shares in connection with the Offering. As consideration for obtaining the Consent and to compensate the Series A Preferred Shareholders for the dilution that they suffered as a result of the Offering, we agreed to issue 3,434,475 common shares (the “Fee Shares”) to the Series A Preferred Shareholders which represents a consent fee equal to $2,850,613, at a deemed price per Fee Share equal to the Offering Price.

Concurrently with the Closing of the Offering, we issued the Fee Shares to the Series A Preferred Shareholders. The Fee Shares were not issued as part of the Offering and have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). The issuance of the Fee Shares was exempt from registration under Section 4(a)(2) of the U.S. Securities Act. The Series A Preferred Shareholders are institutional “accredited investors” (as defined in Rule 501(a) of Regulation D of the U.S. Securities Act).

Item 7.01. Regulation FD Disclosure.

On June 6, 2014, the Company issued a press release announcing the closing of its previously announced Offering in the United States and Canada for aggregate gross proceeds of $25,000,431. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
99.1*	Press Release, dated June 6, 2014

* The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 6, 2014	By:	/s/ Bradley J. Blacketor
Bradley J. Blacketor Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Press Release, dated June 6, 2014

* The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.